                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ___________

                                AMENDMENT NO. 1
                                      to
                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              TENFOLD CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                                    83-0302610
(State of Incorporation or Organization)                    (I.R.S. Employer
                                                            Identification no.)

1080 West Election Road, Draper, Utah                       84020
(Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the registration of a              If this form relates to the registration of
class of securities pursuant to Section 12(b) of           a class of securities pursuant to Section
the Exchange Act and is effective pursuant to              12(g) of the Exchange Act and is effective
General Instruction A.(c), check the following             pursuant to General Instruction A.(d), check
box.            [_]                                        the following box.               [X]

Securities Act registration statement file number to which this form relates:
333-74057 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                Name of Each Exchange on Which
         to be so Registered                Each Class is to be Registered
         -------------------                ------------------------------
               None                                     None


       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $0.001
                   -------------------------------------------------
                                (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

           Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on March 8, 1999 (SEC File No. 333-74057) (the "Form
                                                                            ----
S-1 Registration Statement").
--------------------------

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this Registration
          Statement:

          1. Specimen certificate for Registrant's Common Stock --incorporated herein by reference to Exhibit 4.2 to Amendment No. 3 to the Form S-1 Registration Statement.

          2. Proposed Third Amended and Restated Certificate of Incorporation of the Registrant-- incorporated herein by reference to Exhibit
               3.1 to the Form S-1 Registration Statement.

          3. Proposed Fourth Amended and Restated Certificate of Incorporation of the Registrant -- incorporated herein by reference to Exhibit
               3.2 to the Form S-1 Registration Statement.

          4. Bylaws of Registrant, as amended -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement and Exhibit 3.4 to Amendment No. 4 to the Form S-1 Registration Statement.

          5. Amended and Restated Investors' Rights Agreement dated November 24, 1997, as amended, among the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.3 to the Form S-1 Registration Statement.

          6. Amended and Restated Co-Sale Agreement dated November 24, 1997 among the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.4 to the Form S-1 Registration Statement.

          7. Amended and Restated Voting Agreement dated November 24, 1997 among the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.3 to the Form S-1 Registration Statement.

          8. First Amended and Restated Voting Agreement dated March 4, 1997 among the Registrant, Gary D. Kennedy and Jeffrey L. Walker -- incorporated herein by reference to Exhibit 10.4 to the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 18, 1999                  TENFOLD CORPORATION

                                    By: /s/ Gary D.Kennedy
                                        ---------------------------------------
                                            Gary D, Kennedy, President and CEO

                               INDEX TO EXHIBITS

                                                                 Sequentially
                                                                 ------------
Exhibit No.                      Description                     Numbered Page
----------                       -----------                     -------------

   1. Specimen certificate for Registrant's Common Stock Incorporated by -- incorporated herein by reference to Exhibit 4.2 reference to Amendment No. 3 to the Form S-1 Registration
            Statement.
   2.       Third Amended and Restated Certificate of           Incorporated by
            Incorporation of the Registrant -- incorporated     reference
            herein by reference to Exhibit 3.1 to the Form S-1
            Registration Statement.
   3.       Proposed Fourth Amended and Restated Certificate of Incorporated by
            Incorporation of the Registrant --incorporated      reference
            herein by reference to Exhibit 3.2 to the Form S-1
            Registration Statement.
   4.       Bylaws of the Registrant, as amended --             Incorporated by
            incorporated herein by reference to Exhibit 3.3 to  reference the Form S-1 Registration Statement and Exhibit 3.4
            to Amendment No. 4 to the Form S-1 Registration
            Statement.
   5.       Amended and Restated Investor's Rights Agreement    Incorporated by
            dated November 24, 1997 among the Registrant and    reference
            certain holders of the Registrant's securities --
            incorporated herein by reference to Exhibit 4.3 to
            the Form S-1 Registration Statement.
   6.       Amended and Restated Co-Sale Agreement dated        Incorporated by
            November 24, 1997 among the Registrant and certain reference holders of the Registrant's securities.
   7.       Amended and Restated Voting Agreement dated         Incorporated by
            November 24, 1997 among the Registrant and certain reference holders of the Registrant's securities.
   8.       First Amended and Restated Voting Agreement dated   Incorporated by
            March 4, 1997 among the Registrant, Gary D. Kennedy reference and Jeffrey L. Walker.